Exhibit 10.1

EXECUTION VERSION

Dated 22 May 2020

WAIVER AGREEMENT

between

International Fleet Financing No. 2 B.V.

as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder

Hertz Automobielen Nederland B.V.

as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer

Stuurgroep Fleet (Netherlands) B.V.

as Dutch Fleetco, Dutch Lessor

Stuurgroep Fleet (Netherlands) B.V. Sucursal en España

as Spanish Fleetco and Spanish Lessor

Hertz France S.A.S.

as French OpCo, French Lessee, French Administrator and French Servicer

RAC Finance S.A.S.

as French Fleetco and French Lessor

Hertz de Espana S.L.U.

as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer

Hertz Autovermietung GmbH

as German OpCo, German Lessee, German Administrator and German Servicer

Hertz Fleet Limited

as German Fleetco and German Lessor

Eurotitrisation S.A.

as FCT Management Company on behalf of FCT YELLOW CAR

BNP Paribas S.A.

as French Lender and FCT Servicer

BNP Paribas Trust Corporation UK Limited

as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee
and Spanish Security Trustee

Hertz Europe Limited

as Issuer Administrator

Hertz Holdings Netherlands B.V.

as Subordinated Noteholder and Subordinated Note Registrar

The Hertz Corporation

as the Guarantor

Credit Agricole Corporate and Investment Bank

as Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent

Matchpoint Finance Public Limited Company

as Class A Conduit Investor and Class A Committed Note Purchaser

BNP Paribas S.A.

as Class A Funding Agent

Deutsche Bank AG, London Branch

as Class A Committed Note Purchaser and Class A Funding Agent

Barclays Bank PLC

as Class A Committed Note Purchaser and Class A Funding Agent

HSBC France

as Class A Committed Note Purchaser and Class A Funding Agent

Managed and Enhanced Tap (Magenta) Funding S.T.

as Class A Conduit Investor and Class A Committed Note Purchaser

NATIXIS S.A.

as Class A Funding Agent

Irish Ring Receivables Purchaser Designated Activity Company

as Class A Conduit Investor

Royal Bank of Canada, London Branch

as Class A Committed Note Purchaser and Class A Funding Agent

Gresham Receivables (No. 32) UK Limited

as Class A Conduit Investor and Class A Committed Note Purchaser

and

Lloyds Bank PLC

as Class A Funding Agent

EXECUTION VERSION

This Agreement is made on 22 May 2020

Between:

(1)	International Fleet Financing No. 2 B.V. a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated and existing in The Netherlands and registered with the Dutch Trade Register of the Dutch Chamber of Commerce under number 34394429 and having its principal place of business at Fourth Floor, 3 George’s Dock, IFSC, Dublin 1, Ireland, as Issuer (the “Issuer”; “Dutch Noteholder”, “FCT Noteholder”, “German Noteholder” and “Spanish Noteholder”);

(2)	Hertz Automobielen Nederland B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Chamber of Commerce under number 34049337 (“Dutch OpCo”, “Dutch Lessee”, “Dutch Administrator” and “Dutch Servicer”);

(3)	Stuurgroep Fleet (Netherlands) B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands, and its office at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34275100 (“Dutch Fleetco” and “Dutch Lessor”)

(4)	Stuurgroep Fleet (Netherlands) B.V. Sucursal en España Spanish branch of Dutch FleetCo incorporated and existing under the laws of Spain, whose registered office is at calle Jacinto Benavente, 2, Edificio B, 3ª planta, Las Rozas de Madrid, Madrid, Spain and registered with the Commercial Registry of Madrid under Volume 37748, Book M-672439, Folio 1 (“Spanish Fleetco” and “Spanish Lessor”)

(5)	Hertz France S.A.S. a company incorporated as a société par actions simplifiée incorporated and existing under the laws of France, registered with the Commercial and Company Registry of Versailles under number 377839667, whose registered office is at 1/3 avenue Westphalie, Immeuble Futura 3, 78180 Montigny Le Bretonneux, France (“French OpCo”, “French Lessee”, “French Administrator” and “French Servicer”);

(6)	RAC Finance S.A.S. a company incorporated and existing under the laws of France, with registered number 487581498, whose registered address is at 172 avenue Marcel Dassault, 60000 Beauvais, France (“French Fleetco” and “French Lessor”);

(7)	Hertz de Espana S.L.U. a limited liability company incorporated and existing under the laws of Spain, with registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid, Spain and Spanish Tax Id number B-28121549 (“Spanish OpCo”, “Spanish Lessee”, “Spanish Administrator” and “Spanish Servicer”);

(8)	Hertz Autovermietung GmbH incorporated and existing under the laws of Germany with registered number HRB 52255 in the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Frankfurt am Main, a company with limited liability incorporated in Germany with its principal place of business in Germany, whose registered office is at Ginnheimer Straße 4, 65670 Eschborn, Germany (“German OpCo”, “German Lessee”, “German Administrator” and “German Servicer”);

(9)	Hertz Fleet Limited a company with limited liability incorporated and existing under the laws of Ireland, with registered number 412465, whose registered office is at Hertz Europe Service Centre, Swords Business Park, Swords, Co. Dublin, Ireland (“German Fleetco” and “German Lessor”)

(10)	Eurotitrisation S.A. a société anonyme incorporated and existing under the laws of France, duly licensed as a portfolio management company (société de gestion de portefeuille) under number GP 14000029 authorized to manage alternative investment funds, having its registered office at 12, rue James Watt 93200, Saint-Denis, France, registered with the Trade and Companies Registry of Bobigny (Registre du Commerce et des Societes de Bobigny) under number B 352 458 368 or, as the case may be, any other institution which would be subsequently appointed as management company in accordance with the terms of the FCT Regulations (“FCT Management Company on behalf of FCT Yellow Car”);

(11)	BNP Paribas S.A. a company incorporated and existing under the laws of France, with registered number 662 042 449, whose registered address is at 16 boulevard des Italiens 75009 Paris, France (“French Lender” and “FCT Servicer”);

(12)	BNP Paribas Trust Corporation UK Limited a company incorporated and existing under the laws of England and Wales, with registered number 04042668, whose registered address is at 10 Harewood Avenue, London NW1 6AA, United Kingdom (“Issuer Security Trustee”, “Dutch Security Trustee”, “French Security Trustee”, “German Security Trustee” and “Spanish Security Trustee”);

(13)	Hertz Europe Limited a company incorporated and existing under the laws of England and Wales, with registered number 01008739, whose registered address is at Hertz House, 11 Vine Street, Uxbridge UB8 1QE, United Kingdom (“Issuer Administrator”);

(14)	Hertz Holdings Netherlands B.V. incorporated and existing under the laws of the Netherlands, with registered number 24134976, whose registered address is at Siriusdreef 62, 2132, WT Hoofddorp, The Netherlands (“Subordinated Noteholder” and “Subordinated Note Registrar”)

(15)	The Hertz Corporation a company incorporated and existing under the laws of Delaware acting through its offices at 225 Brae Boulevard, Park Ridge, New Jersey 07656, U.S.A. (the “Guarantor”);

(16)	Credit Agricole Corporate and Investment Bank a company incorporated and existing under the laws of France, with registered number 204187701 (“Administrative Agent”, “Class A Committed Note Purchaser” and “Class A Funding Agent”);

(17)	Matchpoint Finance Public Limited Company a company incorporated and existing under the laws of Ireland, with registered number 386704 (“Class A Conduit Investor” and “Class A Committed Note Purchaser”);

(18)	BNP Paribas S.A. a company incorporated and existing under the laws of France, acting through its London Branch, with registered number BR000170, at 10 Harewood Avenue, London NW1 6AA, United Kingdom (“Class A Funding Agent”);

(19)	Deutsche Bank AG, London Branch a company incorporated and existing under the laws of England and Wales with registered number BR000005, whose registered address is at Winchester House, 1 Great Winchester Street, London, EC2N 2DB United Kingdom (“Class A Committed Note Purchaser” and “Class A Funding Agent”);

(20)	Barclays Bank PLC a company incorporated and existing under the laws of England and Wales, with registered number 01026167, whose registered address is at 1 Churchill Place London E14 5HP, United Kingdom (acting through its investment bank) (“Class A Committed Note Purchaser” and “Class A Funding Agent”);

(21)	HSBC France a company incorporated and existing under the laws of France, with registered number 775670284 (“Class A Committed Note Purchaser” and “Class A Funding Agent”);

(22)	Managed and Enhanced Tap (Magenta) Funding S.T. a company incorporated and existing under the laws of France, with registered number 520563479, whose registered address is at 127 rue Amelot, 75011 Paris, France (“Class A Conduit Investor” and “Class A Committed Note Purchaser”);

(23)	NATIXIS S.A. a company incorporated and existing under the laws of France, with registered number 542044524, whose registered address is at 30, avenue Pierre Mendès-France, 75013 Paris, France (“Class A Funding Agent”);

(24)	Irish Ring Receivables Purchaser Designated Activity Company a company incorporated and existing under the laws of Ireland, with registered number 408606, whose registered address is at 1st floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, Ireland (“Class A Conduit Investor”);

(25)	Royal Bank of Canada, London Branch a Canadian chartered bank duly organised and validly existing under the laws of Canada acting through its London branch at Riverbank House, 2 Swan Lane, London EC4R 3BF, United Kingdom (“Class A Committed Note Purchaser” and “Class A Funding Agent”)

(26)	Gresham Receivables (No. 32) UK Limited a company incorporated and existing under the laws of England and Wales, with registered number 07805880, whose registered address is at C/O Wilmington Trust Sp Services (London) Limited Third Floor, 1 King's Arms Yard, London, EC2R 7AF, United Kingdom (“Class A Conduit Investor” and “Class A Committed Note Purchaser”); and

(27)	Lloyds Bank PLC a company incorporated and existing under the laws of England and Wales, with registered number 00002065, whose registered address is at 25 Gresham Street, London, EC2V 7HN, United Kingdom (“Class A Funding Agent”),

each, a “Party” and together, the “Parties”.

WHEREAS

(A)	Hertz and/ or its affiliates and the Issuer (the “Hertz Parties”) have informed the Waiving Parties of the recent, sudden and dramatic impacts of the COVID-19 pandemic on its business particularly and its industry generally;

(B)	The Hertz Parties desire certain relief with respect to a potential Hertz Bankruptcy;

(C)	The Hertz Parties desire certain relief with respect to a potential Senior Credit Facilities Default; and

(D)	The Parties hereto have agreed to enter into this Waiver Agreement.

IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	In this Agreement:

Unless otherwise defined in this Agreement or the context requires otherwise, capitalised words and expressions used in this Agreement have the meanings ascribed to them in the Master Definitions and Constructions Agreement dated 25 September 2018 (as amended and restated from time to time) and signed for identification by, amongst others, the Issuer and the Issuer Security Trustee (the “MDCA”).

1.2	In addition:

“Australian ABS Financing” means the Australian ABS financing, by and among HA Fleet Pty Limited, as issuer, Hertz Australia Pty Limited, as administrator, Citibank N.A., as administrative agent, certain committed note purchasers, certain conduit investors, certain funding agents for the investor groups and P.T. Limited, as security trustee;

“Bankruptcy Filing” means any voluntary petition made by Hertz for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”);

“Cashflow Forecast” means the cashflow forecast delivered by the Issuer Administrator and FTI to the Administrative Agent and each Class A Funding Agent on 19 May 2020.

“Default” means:

(a)	any Potential Amortization Event, Amortization Event or Liquidation Event pursuant to paragraph (o) of Clause 7.1 (Amortization Events) of the Issuer Facility Agreement arising directly as a result of a Senior Credit Facilities Default;

(b)	any Potential Lease Event of Default or Lease Event of Default solely with respect to a Hertz Bankruptcy under each of Clause 9.1.5 of the French Master Lease and Servicing Agreement; Clause 9.1.5 of the Dutch Master Lease and Servicing Agreement; Clause 9.1.5 of the German Master Lease and Servicing Agreement; and Clause 9.1.5 of the Spanish Master Lease and Servicing Agreement;

(c)	any Potential Leasing Company Amortization Event or Leasing Company Amortization Event each of paragraph (j) of Clause 11.1 (Amortization Events) of the French Facility Agreement; paragraph (j) of Clause 10.1 (Amortization Events) of the Dutch Facility Agreement; paragraph (j) of Clause 10.1 (Amortization Events) of the German Facility Agreement; and paragraph (j) of Clause 10.1 (Amortization Events) of the Spanish Facility Agreement, in each case insofar as such Potential Leasing Company Amortization Event or Leasing Company Amortization Event relates solely to and arises directly as a result of the occurrence of a Potential Lease Event of Default or Lease Event of Default described in paragraph (b) above;

(d)	any Potential Amortization Event, Amortization Event or Liquidation Event pursuant to paragraph (e) of Clause 7.1 (Amortization Events) of the Issuer Facility Agreement insofar as such Potential Amortization Event, Amortization Event or Liquidation Event relates solely to and arises directly as a result of the occurrence of a Potential Leasing Company Amortization Event or Leasing Company Amortization Event described in paragraph (c) above.

“Effective Date” means the later of (a) the date of any Hertz Bankruptcy and (b) the date on which the Waiver Effective Conditions have been satisfied;

“European Borrowing Base Group” has the meaning given to such term in the offering memorandum in respect of the High Yield Bonds due 2023 dated 9 March 2018, in each case in the form as at the date of this Agreement;

“Financial Advisor” means Alvarez and Marsal Europe LLP or such other single financial advisor as may be appointed by the Administrative Agent, the Conduit Investors and/or Committed Note Purchasers from time to time;

“Foreign Restricted Group” means the European Borrowing Base Group and any Restricted Subsidiary of the Parent Guarantor that is not located in the United States of America or Canada;

“Hertz Australian Entity” means any Hertz Party incorporated in Australia.

“Hertz Bankruptcy” means the occurrence of the Bankruptcy Filing;

“HHN” means Hertz Holdings Netherlands B.V.;

“High Yield Bonds” means the €225,000,000 aggregate principal amount outstanding of 4.125% Senior Notes due 2021 (ISIN: XS1492665770/XS1492665267; Common Code: 149266577/149266526) and the €500,000,000 aggregate principal amount outstanding of 5.500% Senior Notes due 2023 (ISIN: XS1790929217/XS1790940883; Common Code: 179092921/179094088) issued by HHN;

“Indebtedness” has the meaning given to such term in each of the offering memoranda in respect of the High Yield Bonds dated 13 September 2016 and 9 March 2018, in each case in the form as at the date of this Agreement;

“Parent Guarantor” means Hertz.

“Restricted Subsidiary” has the meaning given to such term in each of the offering memoranda in respect of the High Yield Bonds dated 13 September 2016 and 9 March 2018, in each case in the form as at the date of this Agreement;

“Senior Credit Facilities Default” means the occurrence or continuance of any event of default or other default (howsoever described) under the Senior Credit Facilities arising directly out of the fact of the Bankruptcy Filing;

“Significant Subsidiaries” has the meaning given to such term in each of the offering memoranda in respect of the High Yield Bonds dated 13 September 2016 and 9 March 2018, in each case in the form as at the date of this Agreement;

“Subordinated Obligations” has the meaning given to such term in each of the offering memoranda in respect of the High Yield Bonds dated 13 September 2016 and 9 March 2018, in each case in the form as at the date of this Agreement;

“UK Fleet Financing” means the UK vehicle financing, between Hertz (U.K.) Limited, as hirer, Hertz Vehicle Financing U.K. Limited as fleetco and Lombard North Central PLC.

“Waiver Effective Conditions” means each of the conditions specified in paragraph 3 of this Agreement.

“Waiver Expiry Date” means 11.59 p.m. on 30 September 2020.

“Waiver Period” means the period from and including the Effective Date to and including the Waiver Expiry Date.

“Waiving Parties” means each of the Administrative Agent, the Issuer Security Trustee, each FleetCo Security Trustee, each Noteholder, each Class A Committed Note Purchaser, each Class A Conduit Investor, each Class A Funding Agent and the French Lender.

1.3	The provisions of clause 2 (Principles of Interpretation and Construction) of the MDCA shall apply herein as if set out in full herein and as if references therein to the “Master Definitions and Constructions Agreement” were to this Agreement.

1.4	The parties agree that this Agreement is a “Related Document” for the purposes of the MDCA. The provisions of the Related Documents shall, save as expressly waived or amended pursuant to this Agreement, remain in full force and effect.

2	Waiver

Subject to the terms and conditions set out in this Agreement and in consideration for the matters specified in paragraph 5 (Waiver Terms), the Waiving Parties hereby waive, with effect from the Effective Date until the Waiver Expiry Date any Default that relates solely to and arises directly as a result of the Hertz Bankruptcy or the Senior Credit Facilities Default (the "Waiver").

3	Waiver Effective Conditions

The parties agree that the effectiveness of the Waiver shall be conditional upon the Issuer Administrator confirming in writing by delivery of an Officer's Certificate to the Administrative Agent and the Noteholders that the requisite majority of creditors under each of the High Yield Bonds, the UK Fleet Financing and the Australian ABS Financing have provided a waiver or amendment in respect of (such waiver or amendment expiring no earlier than the Waiver Expiry Date) of any defaults, amortisation events, acceleration events or similar or analogous events under such financings that would otherwise arise as a result of a Hertz Bankruptcy and that such waivers are either already effective or will be automatically effective upon the occurrence of a Hertz Bankruptcy (such waivers being the "Other Financing Waivers").

4	Cancellation of Class A Maximum Principal Amount

4.1	On the date of this Agreement the Class A Maximum Principal Amount shall be permanently reduced and cancelled in the amount required such that immediately following such reduction and cancellation, the Class A Maximum Principal Amount is EUR 600,000,000 and each Class A Investor Group Principal Amount shall be reduced and cancelled accordingly.

4.2	From and including the date of this Agreement and subject to the provisions of the Related Documents, the Issuer agrees that prior to implementing any addition of any Class A Additional Investor Group, the Class A Investor Group Maximum Principal Amount to be offered to such Class A Additional Investor Group shall first be offered to each existing Class A Investor Group by way of requesting a Class A Investor Group Maximum Principal Increase and each such existing Class A Investor Group may in their absolute discretion agree to such increase of their Class A Investor Group Maximum Principal Amount. For the avoidance of doubt, the Issuer may not request or effect any addition of a Class A Additional Investor Group where any member of that Class A Additional Investor Group is an Affiliate of Hertz.

5	Waiver Terms

5.1	Each of the Issuer, the Issuer Administrator, each OpCo (in all of its capacities) and each FleetCo represents to the Waiving Parties that on the date of this Agreement and on the Effective Date other than any Default that may have occurred and be continuing, no Amortization Event, Potential Amortization Event, Liquidation Event, Leasing Company Amortization Event, Potential Leasing Company Amortization Event, Lease Event of Default, Potential Lease Event of Default, Servicer Default, Potential Servicer Default, Issuer Administrator Default, Potential Issuer Administrator Default, FleetCo Administrator Default or Potential FleetCo Administrator Default has occurred or is continuing.

5.2	Each Hertz Party represents to the Waiving Parties that as of the date of this Agreement, no member of the Foreign Restricted Group has sought any waiver or amendment from any of its creditors in respect of any defaults, amortisation events, acceleration events or other similar or analogous events arising directly as a result of the Hertz Bankruptcy or the Senior Credit Facilities Default save for the Waiver and the Other Financing Waivers.

5.3	On the date of this Agreement, the Issuer Administrator shall pay to Clifford Chance LLP ("Clifford Chance") GBP 350,000 on account with respect to their future time costs and out-of-pocket expenses (including disbursements) (the "Fee Reserve") and each Hertz Party agrees that:

(a)	Clifford Chance will hold this amount on the basis that it may be applied at the discretion of Clifford Chance against their unpaid fees, costs and out-of-pocket expenses (including applicable VAT);

(b)	the Fee Reserve shall be held in Clifford Chance's client account with HSBC Bank plc;

(c)	Clifford Chance has no responsibility to any Hertz Party or anyone claiming through any Hertz Party for any loss arising out of the failure of HSBC Bank plc or any ability on its party to repay the funds representing the Fee Reserve at any time. For the avoidance of doubt there shall be no obligation to repay any part of the Fee Reserve not applied by Clifford Chance pursuant to paragraph 5.3(a) at any point before Clifford Chance's engagement has ended; and

(d)	except where caused by the deliberate act or fraud by a member of Clifford Chance, Clifford Chance shall have no liability to any Hertz Party or any other person claiming through them for loss of funds caused in whole or in part by the unlawful act of any third party.

5.4	With respect to the Lease Vehicles leased by French FleetCo to French OpCo under the French Master Lease, the French Servicer undertakes that the publication set out under clause 6.11(a) of the French Master Lease will be made as soon as reasonably practicable with the competent French commercial register (greffe du tribunal de commerce) in respect of any and all leases of Lease Vehicles in force as at the Payment Date falling on 26 May 2020, and thereafter as soon as reasonably practicable following each Payment Date.

5.5	Within 30 days of the date of this Agreement, the Issuer Administrator shall deliver to the Administrative Agent a de-fleeting plan which shall include projected timing for disposals and disposition proceeds and will include where possible information on buy-back and risk vehicle split, manufacturer and jurisdiction breakdown and unit breakdown and the estimated reduction in Class A Principal Amount.

5.6	The Issuer Administrator and each OpCo shall provide the following information to each of the Administrative Agent, each Class A Funding Agent and the Financial Advisor:

(a)	from and including 2 June 2020, on the Tuesday of each second calendar week (or if such day is not a Business Day, on the immediately following Business Day), a 13-week cashflow forecast in substantially the same form as the Cashflow Forecast; and

(b)	as soon as reasonably practicable, a copy of any information delivered or published by any Hertz Party to any creditor in respect of the High Yield Bonds.

5.7	The Issuer Administrator and each OpCo shall use reasonable efforts to facilitate access by the Administrative Agent, each Noteholder, each Class A Committed Note Purchaser, each Class A Conduit Investor, each Class A Funding Agent and the Financial Advisor and their legal and other advisors to all documents and other information reasonably requested by them, including, but not limited to, information as to cash flows and liquidity, information relating to any financings of the Foreign Restricted Group including the financing provided pursuant to the Related Documents, the High Yield Bonds and the UK Fleet Financing (together, the “Foreign Restricted Group Financings”), any other material information provided to other creditors of Foreign Restricted Group Financings and the intercompany loan (credit and balance) position of the Foreign Restricted Group.

5.8	The Issuer Administrator shall notify the Waiving Parties in writing as soon as reasonably practicable if any of the Other Financing Waivers terminates or expires.

5.9	The Issuer and the Issuer Administrator undertakes to each Waiving Party from the date of this Agreement that the terms of any waiver granted by any person with respect to the High Yield Bonds or the UK Fleet Financing shall, if in the reasonable determination of the Issuer Administrator such terms would be relevant to the interest of the Class A Noteholders, be offered to the Waiving Parties.

5.10	Save in respect of German OpCo selling Vehicles to German FleetCo pursuant to and in accordance with the terms of the Master Fleet Purchase Agreement immediately following its purchase of such Vehicles from the relevant Manufacturer or Dealer pursuant to the applicable Vehicle Purchasing Agreement, each Hertz Party agrees that (and HHN agrees to procure that) from and including the date of this Agreement, no member of the Foreign Restricted group may sell any vehicle to any FleetCo.

5.11	HHN undertakes to each Waiving Party that it shall ensure and procure that during the Waiver Period:

(a)	no dividends or distributions shall be paid or declared by any member of the Foreign Restricted Group to Hertz or any Restricted Subsidiary outside Europe;

(b)	no member of the Foreign Restricted Group shall purchase, redeem, retire or otherwise acquire for value any shares or capital stock of Hertz;

(c)	no member of the Foreign Restricted Group shall purchase, repurchase, redeem, defease or otherwise voluntarily acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Obligations or Indebtedness owed to (i) Hertz or any Restricted Subsidiary that is not a member of the Foreign Restricted Group other than any such Indebtedness incurred following the commencement of the Waiver Period and in an amount not to exceed $50,000,000 or (ii) to any Hertz Australian Entity; and

(d)	no member of the Foreign Restricted Group shall either through a single transaction or a series of related transactions, sell, lease, transfer or dispose of any property or assets of a member of the Foreign Restricted Group (including any shares in a member of the Foreign Restricted Group other than additional shares of HHN which may be issued to its existing parent) or make any loan to (i) any other person that is either Hertz or any of its Subsidiaries that is not a member of the Foreign Restricted Group (ii) or any Hertz Australian Entity, unless such sale, lease, transfer, disposition or loan is in the ordinary course of trading and consistent with past practice and where the aggregate fair market value of assets and loans in respect of all such transactions is less than $25,000,000.

5.12	Upon any Hertz Party becoming aware of any breach of the terms of this Agreement, such Hertz Party shall immediately notify the Administrative Agent of such breach.

6	Remedies

6.1	If there is any material breach of or material failure to satisfy any of the representations, undertakings or conditions specified in paragraph 5 (Waiver Terms) or any failure to comply with paragraph 8 (Costs and Expenses), such breach shall constitute an Amortization Event and for so long as such event is continuing, either the Issuer Security Trustee may, by written notice to the Issuer, or the Required Noteholders may, by written notice to the Issuer and the Issuer Security Trustee, declare that an Amortization Event with respect to the Issuer Notes has occurred as of the date of the notice.

6.2	If during the Waiver Period there (i) is any breach of any of the Other Financing Waiver in respect of the High Yield Bonds only and following such breach, the applicable group of creditors exercises any acceleration or enforcement right with respect to the High Yield Bonds as a result of such breach or (ii) such waiver terminates, then the occurrence of any of such events shall constitute an Amortization Event and for so long as such event is continuing, either the Issuer Security Trustee may, by written notice to the Issuer, or the Required Noteholders may, by written notice to the Issuer and the Issuer Security Trustee, declare that an Amortization Event with respect to the Issuer Notes has occurred as of the date of the notice. If such event continues for 30 consecutive days, a Liquidation Event will occur.

6.3	Upon the expiry of the Waiver Period, if there is any event or circumstance that is continuing, that would have, but for the operation of the Waiver, constituted a Default, such event or circumstance shall immediately constitute a Default and either the Issuer Security Trustee may, by written notice to the Issuer, or the Required Noteholders may, by written notice to the Issuer and the Issuer Security Trustee, declare that such Default has occurred as of the date of the notice.

7	No other waiver

The Waiver shall only apply to the matters specifically referred to in this Agreement. It shall be without prejudice to any rights which any of the Waiving Parties may have at any time in relation to any other circumstance or matter other than as specifically referred to in this Agreement (and whether or not subsisting at the date of this Agreement), which rights shall remain in full force and effect.

8	Costs and Expenses

8.1	Whether or not the Effective Date occurs and without prejudice to any cost coverage, indemnity or equivalent provision in the Related Documents, upon written demand from any Waiving Party, each Hertz Party (on a joint and several basis) agrees to promptly and in any event within 3 Business Days of such demand pay all properly incurred and reasonable expenses of the Waiving Parties (including the properly incurred and reasonable fees and out-of-pocket expenses of counsel to each Waiving Party) in connection with the negotiation, preparation, execution, delivery and administration of this Agreement and any amendments, waivers, consents, supplements or other modifications to this Agreement as may be proposed from time to time.

8.2	Each Hertz Party shall, jointly and severally, covenant, acknowledge and agree to fully cover, and pay on demand, the reasonable costs, charges and expenses of the Financial Advisor in such amount as expressly agreed in writing by the Issuer Administrator, provided that the Issuer Administrator (or another Hertz Party) has signed fee letters with the Financial Advisor (which the Issuer Administrator (and each other Hertz Party, as applicable) will act in good faith to agree and execute as soon as practicable following the date of this Agreement.

8.3	Each Hertz Party agrees that it shall use reasonable endeavours to procure the co-operation of the Liquidation Co-ordinator in assisting with any reasonable request from any of the Administrative Agent, each Class A Funding Agent and the Financial Advisor and upon written demand of the Liquidation Co-ordinator, each Hertz Party (on a joint and several basis) agrees to promptly pay all properly incurred and reasonable fees and out-of-pocket expenses incurred by such Liquidation Co-ordinator in complying with such request for co-operation.

9	Notices

Save as expressly provided in this Agreement, the Parties agree that none of the parties to the Related Documents shall be required to deliver any notice in connection with the occurrence of continuation of the Hertz Bankruptcy or Senior Credit Facilities Default.

10	Partial invalidity

If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

11	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any party to this Agreement, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.

12	Modifications

No amendment of any provision of this Agreement shall be effective unless such amendment is in writing and signed by each of the parties hereto.

13	Assignment

Save in respect of any Class A Committed Note Purchaser or Class A Conduit Investor transferring or assigning any of its Class A Investor Group Principal Amount, Class A Notes and related rights and obligations pursuant to and in accordance with the terms of the Issuer Facility Agreement and provided that no such transfer or assignment shall be effective unless and until the applicable transferee or assignee Class A Committed Note Purchase or Class A Conduit Investor has executed a deed poll in favour of the Hertz Parties agreeing to be bound by the terms of this Agreement as if it was an original party hereto, none of the parties may assign, hold on trust, transfer or otherwise dispose of all or any part of its rights or obligations under this Agreement without the prior written consent of the other party.

14	Third Party Rights

Save in respect of Clifford Chance in relation to paragraph 5.3 of this Agreement, the Financial Advisor in respect of paragraph 8.2 of this Agreement and each Liquidation Co-ordinator in respect of paragraph 8.3 of this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term or provision of this Agreement.

15	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signature on the counterparts were on a single copy of this Agreement.

16	Security Trustee Provisions

16.1	Each person that is party to this Agreement and is a Required Noteholder by its signing of Agreement hereby authorises, requests, directs and empowers the Issuer Security Trustee to enter into this Agreement, and to perform the transactions that this Agreement contemplates, pursuant to clause 7 of the Issuer Security Trust Deed.

16.2	The Issuer Security Trustee by its signing of this Agreement hereby authorises, requests, directs and empowers the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee to enter into this Agreement pursuant to clause 7 of the Dutch Security Trust Deed, the French Security Trust Deed, the German Security Trust Deed and the Spanish Security Trust Deed respectively.

16.3	Each of the Dutch Security Trustee in respect of the Dutch FleetCo, the French Security Trustee in respect of the French FleetCo, the German Security Trustee in respect of the German FleetCo and the Spanish Security Trustee in respect of the Spanish FleetCo (in each acting on the instructions of the Issuer Security Trustee pursuant to paragraph 16.2 above) authorises, requests, directs and empowers the applicable FleetCo to enter into this Agreement insofar as and to the extent that the Related Documents provide that the FleetCos require the consent of the applicable FleetCo Security Trustee.

16.4	Each party to this Agreement waives any and all formalities described in and required by the Security Trustees in the Related Documents in connection with the execution of this Agreement (provided that, in the case of the Issuer Security Trustee, it is acknowledged by the parties hereto that such waiver is made at the direction of the Required Noteholders, and in the case of the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee at the direction of the Issuer Security Trustee, each of whom by signing this Agreement makes and acknowledges such directions).

16.5	Each party to this Agreement discharges and exonerates each Security Trustee from any and all liability for which it may have become or may become responsible under the Related Documents in respect of the execution of this Agreement or the implementation thereof.

17	Non-Petition and Limited Recourse

17.1	Non-Petition against the Issuer

Notwithstanding anything to the contrary herein or any Issuer Related Document, only the Issuer Security Trustee may pursue the remedies available under the general law or under the Issuer Security Trust Deed to enforce this Agreement, the Issuer Security or any Issuer Note and no other Person shall be entitled to proceed directly against the Issuer in respect hereof (unless the Issuer Security Trustee, having become bound to proceed in accordance with the terms of the Related Documents, fails or neglects to do so). Each party hereto hereby agrees with and acknowledges to each of the Issuer and the Issuer Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any Person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer (other than serving a written demand subject to the terms of the Issuer Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any Person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to the Issuer, provided that, the Issuer Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant Issuer Related Documents and Issuer Security Documents.

17.2	No Recourse Against the Issuer

Each party hereto agrees with and acknowledges to each of the Issuer and the Issuer Security Trustee that, notwithstanding any other provision of any Issuer Related Document, all obligations of the Issuer to such entity are limited in recourse as set out below:

(a)	it will have a claim only in respect of the Issuer Collateral and will not have any claim, by operation of law or otherwise, against, or recourse to any of the other assets of the Issuer or its contributed capital;

(b)	sums payable to it in respect of any of the Issuer’s obligations to it shall be limited to the lesser of (i) the aggregate amount of all sums due and payable to it and (ii) the aggregate amounts received, realised or otherwise recovered by or for the account of the Issuer Security Trustee in respect of the Issuer Security whether pursuant to enforcement of the Issuer Security or otherwise; and

(c)	upon the Issuer Security Trustee giving written notice that it has determined in its sole opinion that there is no reasonable likelihood of there being any further realisations in respect of the Issuer Security (whether arising from an enforcement of the Issuer Security or otherwise) which would be available to pay unpaid amounts outstanding under the relevant Issuer Related Documents, it shall have no further claim against the Issuer in respect of any such unpaid amounts and such unpaid amounts shall be discharged in full.

17.3	Non-Petition and No Recourse Against Conduit Investors

The provisions of Clause 11.23 (No proceedings against Conduit Investors) and Clauses 17.25 (Limited Recourse against Conduit Investors) to Clause 11.38 (Non-Petition and Limited Recourse in respect of Managed and Enhanced Tap (Magenta) Funding S.T.) (inclusive) shall apply to this Agreement as if set out in full herein.

18	Governing Law and Jurisdiction

18.1	This Agreement (including the agreement constituted by your acknowledgement of its terms) and any non-contractual obligations arising out of or in connection with it (including any non-contractual obligations arising out of the negotiation of the transaction contemplated by this Agreement) are governed by English law.

18.2	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to any non-contractual obligation arising out of or in connection with either this Agreement or the negotiation of the transaction contemplated by this Agreement).

Execution Page

INTERNATIONAL FLEET FINANCING NO. 2 B.V.
as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder

Signed for and on behalf of
INTERNATIONAL FLEET
FINANCING NO. 2 B.V.

Name:

HERTZ AUTOMOBIELEN NEDERLAND B.V.
as Dutch OpCo, Dutch Lessee, Dutch Administrator, and Dutch Servicer

EXECUTED by HERTZ
AUTOMOBIELEN NEDERLAND B.V.
acting by its duly authorised attorney:

Name:

STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch FleetCo, Dutch Lessor and, acting through its Spanish branch, Spanish FleetCo and Spanish Lessor

EXECUTED by STUURGROEP FLEET
(NETHERLANDS) B.V. acting by its duly
authorised attorney:

Intertrust Management B.V.
Managing director

	/s/ H.R.T. Kroner	/s/ E. M. van Ankeren
Name:	H.R.T. Kroner	Name: E. M. van Ankeren
	proxy holder	Managing Director

HERTZ FRANCE S.A.S
as French OpCo, French Lessee, French Administrator and French Servicer

EXECUTED by HERTZ FRANCE S.A.S
acting by its duly authorised attorney:

/s/ Alexander De Navailles
Name:	Alexander De Navailles

RAC FINANCE S.A.S
As French FleetCo and French Lessor

EXECUTED by RAC FINANCE S.A.S
acting by its duly authorised legal representative:

Name:
Title:	TMF France Management Sarl, President, represented by Yvette van Loon
Represented by:

HERTZ DE ESPANA S.L.U
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer

EXECUTED by HERTZ DE ESPANA
S.L.U acting by its duly authorised
attorneys:

/s/ JAVIeR DIAZ – LAVIADA MARTURET
Name:	JAVIeR DIAZ – LAVIADA MARTURET

/s/ MARIA JOsE PORRERO VALOR
Name:	MARIA JOsE PORRERO VALOR

HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee, German Administrator and German Servicer

EXECUTED by HERTZ
AUTOVERMIETUNG GMBH acting by
its duly authorised attorney:

/s/ Rafael Girona
Name:	Rafael Girona

HERTZ FLEET LIMITED
as German FleetCo and German Lessor

Signed for and on behalf of HERTZ FLEET LIMITED

/s/ Sandra Hannigan
Name:	Sandra Hannigan

EUROTITRISATION S.A.

FCT Management Company on behalf of FCT YELLOW CAR

EXECUTED by EUROTITRISATION S.A. acting by its duly authorised attorney:

/s/ Cécile Fossati
Name:	Cécile Fossati

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security
Trustee and Spanish Security Trustee

EXECUTED by:

/s/ Helen Tricard
Signature
Print name: Helen Tricard
Authorised Signatory

/s/ Soraya Mostefai
Signature
Print name: Soraya Mostefai
Authorised Signatory

HERTZ EUROPE LIMITED
as Issuer Administrator

Executed by HERTZ EUROPE LIMITED
acting by its duly authorised attorney:

Name:

BNP PARIBAS S.A.
as French Lender and FCT Servicer

SIGNED for and on behalf of BNP PARIBAS S.A.
by its lawfully appointed attorneys:	/s/ Renaud Chalmet
Signature

Renaud Chalmet
Print Name of Attorney

/s/ Eric Lefol
Signature

Eric Lefol
Print Name of Attorney

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED by CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
acting by its duly authorised attorneys:

/s/ Alexandre VIGIER
Name: Alexandre VIGIER
Managing Director

THE HERTZ CORPORATION
as Guarantor

EXECUTED by THE HERTZ CORPORATION

/s/ M. David Galainena
By: M. David Galainena

MATCHPOINT FINANCE PLC
as Class A Conduit Investor, Class A Committed Note Purchaser

SIGNED for and on behalf of MATCHPOINT FINANCE PLC
by its lawfully appointed attorney in the presence of:	/s/ Lenka Lyons
Signature

LENKA LYONS DIRECTOR
Print Name of Attorney

BNP PARIBAS S.A.

as Class A Funding Agent

EXECUTED by BNP PARIBAS S.A. acting by its duly authorised attorneys:	/s/ Renaud Chalmet
Signature

Renaud Chalmet
Print Name of Attorney

/s/ Eric Lefol
Signature

Eric Lefol
Print Name of Attorney

DEUTSCHE BANK AG, LONDON BRANCH

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED by DEUTSCHE BANK AG, LONDON BRANCH acting by its duly authorised attorneys:

/s/ Laurence Rickard
Name: Laurence Rickard

/s/ Harlan Rothman
Name: Harlan Rothman

BARCLAYS BANK PLC

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED by BARCLAYS BANK PLC acting by its duly authorised attorney:

/s/ Martin Ely
Name: Martin Ely

HSBC FRANCE

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED by HSBC FRANCE acting by its duly authorised attorney:

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.

as Class A Committed Note Purchaser and Class A Conduit Investor

EXECUTED by MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T. acting by its duly authorised attorney:

/s/ Cécile Fossati
Name: Cécile Fossati

NATIXIS S.A.

as Class A Funding Agent

EXECUTED by NATIXIS S.A. acting by its duly authorised attorney:

/s/ Jean-Baptiste THIERY
Name: Jean-Baptiste THIERY

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY

as Class A Conduit Investor

EXECUTED by IRISH RING RECEIVABLES PURCHASER acting by its lawfully appointed attorney:

/s/ Charles Daniel Press
Attorney Signature

Charles Daniel Press
Print Attorney Name

ROYAL BANK OF CANADA, LONDON BRANCH

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED by ROYAL BANK OF CANADA, LONDON BRANCH acting by two duly authorised attorneys:

/s/ Charles Daniel Press
Name: Charles Daniel Press
Authorised Signatory

GRESHAM RECEIVABLES (NO. 32) UK LIMITED

as Class A Committed Note Purchaser and Class A Conduit Investor

EXECUTED by GRESHAM RECEIVABLES (NO. 32) UK LIMITED acting by its duly authorised attorney:

/s/ Ioannis Kyriakopoulos
Name: Ioannis Kyriakopoulos
Authorised Signatory
For Wilmington Trust SP Services (London) Limited

LLOYDS BANK PLC

as Class A Funding Agent

EXECUTED by LLOYDS BANK PLC acting by its duly authorised attorney:

/s/ Michael Hodgson
Name: Michael Hodgson
Director

/s/ Matt Cooke
Name: Matt Cooke
MD – SPG.

HERTZ HOLDINGS NETHERLANDS B.V.

as Subordinated Noteholder and Subordinated Note Registrar

EXECUTED by HERTZ HOLDINGS NETHERLANDS B.V. acting by its duly authorised attorney:

Name: